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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors
Central Bancorp, Inc.


We consent to incorporation by reference in the Registration Statements on Form S-8 (333-71165) of Central Bancorp, Inc. of our report, dated April 30, 1999, incorporated by reference in the March 31, 1999 Annual Report on Form 10-K of Central Bancorp, Inc.



                                             /s/ KPMG LLP

Boston, Massachusetts
June 28, 1999